EX-10.3

COMMERCIAL LOAN APPLICATION - SUMMARY ***M. MARKHAM***

IMPORTANT APPLICANT INFORMATION: Federal law requires financial institutions to obtain sufficient information to verify your identity. You may be asked several questions and to provide one or more forms of identification to fulfill this requirement. In some instances we may use outside sources to confirm the information. The information you provide is protected by our privacy policy and federal law.

Applicant's Name and Address	Creditor's Name and Address		
SMITH-MIDLAND CORPORATION	SUMMIT COMMUNITY BANK	Date	08-01-2014
P O BOX 300	310 NORTH MAIN STREET	Telephone #	(540) 439-3266
MIDLAND, VA 22728	MOOREFIELD, WV 26836	Taxpayer I.D.#	54-1727060
		Nature of Business	PRECAST CONCRETE PRODUCTS
		Business Year End Date	12-31-2014

General Information

Legal Relationship: [X] Corporation [ ] Partnership [ ] Sole-Proprietorship [ ] Other

Authorization Resolution Dated: 05-29-2010 [ ] Submitted with Statement [X] On File With Creditor [ ] To Be Provided

Income Tax Return Filed Through What Date: 12-31-2013 Are Any Returns Being Contested or Audited: [ ] Yes [X] No

Name of Accountant or Accounting Firm:

Names of Persons Authorized to Borrow Money on Behalf of and in the Name of the Applicant: ASHLEY B. SMITH, PRESIDENT

Loan Request

Amount Requested $ 2,000,000.00 [X] Secured [ ] Unsecured [X] Initial Request [ ] Additional Advance

Purpose of Loan RENEW A BUSINESS LINE OF CREDIT Terms INTEREST RATE WILL BE EQUAL TO WSJP RATE ADJUSTABLE MONTHLY FOR 12 MONTHS WITH AN INITIAL RATE & FLOOR OF 4.49%

Financial Summary (See page 2 for explanation)

[ ] Financial Statement Submitted with this Summary. [X] Current Financial Statement on File with Creditor.

Assets		Liabilities	
Current Assets		Current Liabilities	
Account/Trade Receivables		Long Term Liabilities	
Inventory - Gross		Other Liabilities	
Fixed Assets		Total Liabilities	
Other		Net Worth (Total Assets minus Total Liabilities)	
Total Assets		Total Liabilities and Net Worth	

Profit and Loss

	From	To
Net Sales		
Gross Profit		
Net Operating Profit		
Net Profit/Loss		

Additional Information Requested

Date of Birth - (for individuals only)

Equal Credit Opportunity Notice

Were your gross revenues $1,000,000 or less in your previous fiscal year?

[ ] Yes [X] No

If you answered "yes" and the Creditor denies your application for credit, you have the right to a written statement of the specific reasons for the denial. To obtain the statement please contact:

within 60 days from the date you are notified of Creditor's decision. The Creditor will send you a written statement of reasons for the denial within 30 days of receiving your request for the statement. The notice at right describes additional protections extended to you.

NOTICE: The Federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (providing the applicant has the capacity to enter into a binding contract), because all or a part of the applicant's income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The federal agency that administers compliance with this law concerning this creditor is:

FDIC CONSUMER RESPONSE CENTER
1100 WALNUT ST, BOX #11
KANSAS CITY, MO 64106

[ ] **NOTICE - JOINT CREDIT:**

We intend to apply for joint credit. (initials) ______________

DEFINITIONS

1. **Current Assets** - Cash, marketable securities, accounts receivable - trade (net), inventory (net) and other current assets.

2. **Account/Trade Receivables** - All current accounts and notes and deferred notes, less reserve for bad debts.

3. **Inventory-Gross** - Value of finished goods, work in progress and raw materials.

4. **Fixed Assets** - Net value of all land, buildings, machinery, equipment, fixtures, furniture, etc.

5. **Total Assets** - All current assets, receivables, inventory, fixed assets and amounts due from officers and employees, investments, deferral/prepaid expenses, cash surrender value of life insurance policies and others.

6. **Current Liabilities** - Bank notes payable, other trade notes payable, accounts payable-trade, other accounts payable, due to officers and employees, taxes-income other, accrued expenses, long term debt due within one year, other current liabilities.

7. **Long Term Liabilities** - Notes, bonds, and mortgages and other accounts coming due in one year or more.

8. **Total Liabilities** - All current, long term and other liabilities.

9. **Net Sales** - All sales less discounts, charge-backs and allowances.

10. **Gross Profit** - Net sales less the cost of goods sold.

11. **Net Operating Profit** - Gross profit less: expenses, (selling, general and administrative, interest, depreciation), officer's compensation, provision for bad debt and other expenses.

12. **Net Profit or Loss** - Net operating profit, plus other income, less federal, state and local taxes.

13. **Gross Revenues** - Value of all sales and services provided prior to deducting discounts, charge backs and allowances. This amount is requested to determine Applicant's rights and Creditor's obligations under the Equal Credit Opportunity Act. The term has no exact accounting definition and Creditor will rely on value provided by Applicant.

CALIFORNIA NOTICE

For transactions secured by real property: Hazard Insurance exceeding the replacement value of the real property is not required as a condition of this loan.

This information and the information provided on all accompanying financial statements and schedules is provided for the purpose of obtaining credit for the Applicant(s) or for the purpose of Applicant(s) guaranteeing credit for others. Applicant(s) acknowledge that representations made in this statement will be relied on by Creditor in its decision to grant such credit. This Statement is true and correct in every detail and accurately represents the financial condition of the Applicant(s) on the date given below. Creditor is authorized to make all inquiries it deems necessary to verify the accuracy of the information contained herein and to determine the creditworthiness of the Applicant(s). Applicant(s) will promptly notify Creditor of any subsequent changes which would affect the accuracy of this Statement. Creditor is further authorized to answer any questions about Creditor's credit experience with Applicant(s). Applicant(s) are aware that any knowing or willful false statements regarding the value of the above property for purposes of influencing the actions of Creditor can be a violation of federal law. 18 U.S.C. & 1014, and may result in a fine or imprisonment or both.

In addition, each individual signing below authorizes the Creditor to check their individual credit account and employment history and have a credit reporting agency prepare a consumer credit report on them.

By signing below, the undersigned agree(s) to all the terms and conditions beginning on page 1 through the bottom of page 2 of this Application.

SMITH-MIDLAND CORPORATION

By ______________________ 08/01/2014
Signature ASHLEY B. SMITH, PRESIDENT Date

By ______________________
Signature Date

By ______________________
Signature Date

By ______________________
Signature Date